SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 22, 2003

ILLINOIS POWER COMPANY

(Exact name of registrant as specified in its charter)

Illinois	1-3004	37-0344645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 South 27th Street

Decatur, Illinois 62521

(Address of principal executive offices including Zip Code)

(217) 424-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On November 22, 2003, Dynegy Inc. (“Dynegy”), the ultimate parent company of Illinois Power Company (“Illinois Power”), and Exelon Corporation (“Exelon”) issued a joint press release announcing that the Illinois General Assembly did not act in the fall legislative session to approve the legislation necessary to facilitate Exelon’s proposed acquisition of Illinois Power. In the absence of the legislation, Dynegy and Exelon terminated the existing agreement through which Exelon would have acquired substantially all of the assets and liabilities of Illinois Power.

A copy of the November 22nd joint press release is incorporated in this report as Exhibit 99.1. The joint press release is incorporated in this Item 5 by reference. The foregoing description of the press release and the matters discussed therein are qualified in their entirety by reference to such exhibit. The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements: Not applicable

(b)    Pro Forma Financial Information: Not applicable

(c)    Exhibits:

Exhibit No.	Document

99.1	Joint press release dated November 22, 2003 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on November 24, 2003, File No. 1-15659).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS POWER COMPANY (Registrant)

Dated: November 24, 2003	By:	/s/ J. KEVIN BLODGETT

	Name: Title:	J. Kevin Blodgett Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Joint press release dated November 22, 2003 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on November 24, 2003, File No. 1-15659).